Supplement dated August 27, 2015
to the Prospectus, of each of the following funds:
Fund	Prospectus Dated
Columbia Funds Variable Series Trust II
Variable Portfolio - Conservative Portfolio	5/1/15
Variable Portfolio - Moderately Conservative Portfolio	5/1/15
Variable Portfolio - Moderate Portfolio	5/1/15
Variable Portfolio - Moderately Aggressive Portfolio	5/1/15
Variable Portfolio - Aggressive Portfolio	5/1/15
(each a “Fund,” together the “Funds”), which are marketed generally as the Portfolio Navigator Funds
At a Special Meeting of Shareholders of the Funds held on August 26, 2015, shareholders of each of the Funds approved, in accordance with the recommendation of the Funds’ Board of Trustees, a proposal to amend the Funds’ investment management services agreement between Columbia Funds Variable Series Trust II, on behalf of each Fund, and Columbia Management Investment Advisers, LLC (Columbia Management) to provide for an investment advisory fee payable to Columbia Management by each of the Funds for the portion of each Fund’s assets invested in certain securities and other instruments and assets other than shares of underlying funds advised by Columbia Management that pay an advisory fee to Columbia Management. The amendment adopts a two-part advisory fee schedule comprised of (i) 0.00% on the Fund’s assets that are invested in underlying funds; and (ii) 0.66% on the first $0.5 billion gradually reducing to 0.49% on the Fund’s assets invested in non-underlying fund investments. The amendment will take effect on September 1, 2015.
Shareholders should retain this Supplement for future reference.
S-6534-25 A (08/15)